UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2013

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 27, 2013, the Compensation Committee of the Board of Directors of Chindex International, Inc. (the “Company”) approved the amendment of the Company’s employment agreements with each of Roberta Lipson (CEO), Elyse Beth Silverberg (EVP), and Lawrence Pemble (COO) to extend the term of each such employment agreement for one additional year from the current expiration date of December 31, 2013, so as to expire on December 31, 2014.  All other provisions of the employment agreements remain unchanged in every respect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2013

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
Name: Lawrence Pemble
Title: Chief Operating Officer